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                                                                   Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


        We hereby consent to the incorporation by reference, in the registration statements on Form S-8 (Nos. 333-56322, 333-55974, 333-54188, 333-40154 and
333-40152) of Marvell Technology Group Ltd., of our report dated February 22, 2001, relating to the financial statements appearing in this Annual Report on Form 10-K.


/s/ PricewaterhouseCoopers LLP

San Jose, California
April 26, 2001